[Department 56, Inc. Letterhead]

[Date]

[Name of Officer]
[Address]

Dear ________________________:

        In recognition of your contributions to Department 56, Inc. ("DFS" or the "Company") and the Company's desire to assure your continued services in your current position in the event of a pending or actual Change in Control (as defined) of DFS, the Company's Board of Directors is pleased to offer you the Change of Control protection outlined in this letter agreement ("Agreement").

        1.    Term Of Agreement.    The Term of this Agreement shall commence on the date of this letter (the "Effective Date") and end on the third anniversary of such date (the "Original Term"). The Original Term shall be automatically renewed for successive one-year terms (the "Renewal Terms") unless at least 180 days prior to the expiration of the Original Term or any Renewal Term, either of us notifies the other in writing that you or we are electing to terminate this Agreement at the end of the then current Term. "Term" shall mean the Original Term and all Renewal Terms. If a Change in Control occurs during the Term, the Term shall not expire earlier than two years from the date of the Change in Control.

        2.    Entitlement to Severance Benefits.

          (a)    Cash Severance Benefit.    In the event your employment terminates (a "Termination") (1) for any reason whatsoever (other than due to death, disability, retirement, or an involuntary termination for Cause) within one year following an Unapproved Change in Control or (2) without Cause or for Good Reason (other than due to death, disability or retirement), in either case within two years following an Approved Change in Control, you shall be entitled to receive the sum of the following, payable in a cash lump sum no later than 15 days after the Termination date: (i) Base Salary through the Termination date; (ii) an amount equal to 200% of the sum of (x) your Base Salary; plus (y) the highest annual cash bonus earned by you during the most recent 3 years, and (iii) pro rata annual incentive award at target for the year in which the Termination occurs.

          (b)    Other Severance Benefits.    In addition to the benefits provided in Section 2(a), you shall also be entitled to the following: (i) elimination of all restrictions on any restricted or deferred stock awards outstanding on the Termination date; (ii) immediate vesting of all outstanding stock options and the right to exercise such stock options for 24 months (or the remainder of the exercise period, if less); (iii) immediate vesting of all restricted or deferred stock awards and non-qualified retirement benefits; (iv) continued participation in all DFS welfare benefit plans at the same benefit level at which you were participating on the Termination date for a period of 24 months unless and until the date or dates you receive substantially equivalent coverage from a subsequent employer.

          (c)    Section 280(G) Gross-Up Protection.    In the event you become entitled to payments, all or a portion of which become subject to tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") (or any other similar tax, but not income tax of any nature)("Excise Tax"), DFS shall pay you an additional amount ("Gross-Up Payment") such that the amount retained by you after reduction for any Excise Tax (including penalties or interest thereon) equals the amount to be paid to you by DFS hereunder prior to the imposition of such Excise Tax ("Total Payments"), provided that in the event the amount to be retained after imposition of the Excise tax is equal to or exceeds 80% of the Total Payments, no such Gross-Up payment shall be made to you by DFS. The amount of the Gross-Up Payment shall be calculated by DFS' independent auditors. In the event that such Gross-Up Payment is finally determined to be less than the amount of any Excise Tax, DFS shall pay an additional amount to you in respect of such deficiency (including any interest and penalties). In the event that such Gross-Up Payment is finally determined to exceed the amount of any Excise Tax, you must promptly repay the entire amount of such excess Gross-Up Payment to DFS.

          (d)    No Mitigation; No Offset.    In the event of any Termination, you shall be under no obligation to seek other employment; and no amounts due to you under this Agreement shall be subject to offset due to any remuneration attributable to subsequent employment that you may obtain.

          (e)    Exclusivity of Severance Payments; Release.    Except as provided in this Section 2, upon any Termination of your employment during the Term, you shall not be entitled to any severance payments or severance benefits from DFS or any payments by DFS on account of any claim by you of wrongful termination, including claims under any federal, state or local human and civil rights or labor laws. Termination payments and benefits made to you are conditioned upon your execution of a release agreement, in a form reasonably satisfactory to DFS, releasing any and all claims arising out of your employment (other than enforcement of this Agreement), any rights under DFS's incentive compensation and employee benefit plans, and any claim for any non-employment related tort for personal injury.

        3.    Definitions.    For purposes of this Agreement, the following terms shall have the meanings ascribed to them.

          (a)  An "Approved Change in Control" is any Change in Control that is approved by the DFS Board of Directors in force immediately prior to the Change in Control.

          (b)  "Base Salary" means the annualized rate of pay in effect on the Termination date, provided that if a reduction in Base Salary is the basis for a Termination for Good Reason, then "Base Salary" shall mean the rate of pay in effect immediately prior to such reduction.

          (c)  "Cause" shall exist if: (i) you are convicted of, or plead nolo contendere to, any felony which materially and adversely impacts DFS' financial condition or reputation, (ii) you engage in conduct that constitutes willful gross neglect or willful gross misconduct in carrying out your duties which materially and adversely impacts DFS' financial condition or reputation, or (iii) you violate Section 4 of this Agreement.

          (d)  A "Change in Control" shall be deemed to occur upon any of the following: (i) acquisition by any one "person" (as such term is defined in §3(a)(9) of the Securities and Exchange Act of 1934, as amended, and used in §13(d) and 14(d) thereof, including "group" as defined in §13(d) thereof) of 20% or more of DFS' voting shares, (ii) directors elected to the Board over any 24 month period not nominated by the DFS Nominating Committee represent 30% or more of the total number of directors constituting the Board at the beginning of the period (for these purposes, a director "not nominated by the DFS Nominating Committee" shall include, without limitation, any individual(s) whose nomination results from an actual or threatened proxy contest or whose initial assumption of office as a director occurs as a result of an actual or threatened proxy contest or other actual or threatened solicitation or execution of proxies or consents by or on behalf of any "person(s)" other than the Company or the Board); (iii) any merger, consolidation or other corporate combination upon the completion of which DFS shares do not represent more than 50% of the combined voting power of the resulting entity; and (iv) upon the sale of all or substantially all of the consolidated assets of DFS, other than a distribution to shareholders.

          (e)  "Confidential Information" shall mean all information concerning the business of DFS relating to any of their products, product development, trade secrets, customers, suppliers, finances, and business plans and strategies. Excluded from the definition of "Confidential Information" is information (i) that is or becomes part of the public domain, other than through your breach of this Agreement, or (ii) regarding DFS' business or industry properly acquired by you in the course of your career as an employee in DFS' industry and independent of your

2

  employment by DFS. For this purpose, information known or available generally within the trade or industry of DFS shall be deemed to be known or available to the public.

          (f)    "Good Reason" shall mean your termination of your employment based upon one or more of the following events (except as a result of a prior termination): (i) any material change in your position or responsibilities or assignment of duties materially inconsistent with your status prior to the Change of Control; (ii) any decrease in your Base Salary, target annual incentive or long term incentive award opportunity, or equity grants; (iii) any breach of the terms of this Agreement by DFS after receipt of written notice from you and a reasonable opportunity to cure such breach; (iv) DFS fails to obtain any successor entity's assumption of its obligations to you hereunder; or (v) upon relocation of you to a location more than 50 miles from our current headquarters.

          (g)  An "Unapproved Change in Control" is any Change in Control that is not approved by the DFS Board of Directors in force immediately prior to the Change in Control.

        4.    Non-Disclosure; Non-Solicitation; Non-Disparagement.

          (a)  During the Term and thereafter, you shall not, without DFS' prior written consent disclose to anyone (except in good faith in the ordinary course of business) or make use of any Confidential Information except in the performance of your duties hereunder or when required to do so by law. In the event that you are so ordered, you shall give prompt written notice to DFS sufficient to allow DFS the opportunity to object to or otherwise resist such order.

          (b)  During the Term and for a period of 24 months thereafter, you shall not, without DFS' prior written consent, solicit for employment, whether directly or indirectly, any person who at the time is employed by DFS or any affiliate.

          (c)  You agree that, during the Term and thereafter (including following any Termination for any reason) you will not make statements or representations, or otherwise communicate, directly or indirectly, in writing, orally, or otherwise, or take any action which may, directly or indirectly, disparage or be damaging to DFS or its respective officers, directors, employees, advisors, businesses or reputations. Notwithstanding the foregoing, nothing in this Agreement shall preclude you from making truthful statements or disclosures that are required by applicable law, regulation or legal process.

        5.    Resolution of Disputes.    Any controversy or claim arising out of or relating to this Agreement or any breach or asserted breach hereof shall be resolved by binding arbitration, to be held at an office closest to DFS' principal offices in accordance with the rules and procedures of the American Arbitration Association. Judgment upon the award rendered by the arbitrator(s) may be entered in any court of competent jurisdiction. Pending the resolution of any arbitration or court proceeding, DFS shall continue payment of all amounts and benefits due you hereunder. All reasonable costs and expenses of any arbitration or court proceeding (including fees and disbursements of counsel) shall be promptly paid on your behalf by DFS; provided, however, that no such expense reimbursement shall be made if and to the extent the arbitrator(s) determine(s) that any of your litigation assertions or defenses were in bad faith or frivolous.

        6.    Effect of Agreement on Other Benefits.    Except as specifically provided in this Agreement, the existence of this Agreement shall not be interpreted to prohibit or restrict your participation in any other employee benefit or other plans or programs in which you currently participate.

        7.    Not an Employment Agreement.    This Agreement is not a contract of employment between you and DFS. DFS may terminate you at any time, subject to the terms of any employment agreement between you and DFS that may then be in effect.

3

        8.    Assignability; Binding Nature.    This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, heirs (as applies to you) and permitted assigns. DFS agrees that in the event of a sale or transfer of assets, it shall take whatever action it legally can to cause such assignee or transferee to expressly assume DFS's liabilities, obligations and duties hereunder.

        9.    Governing Law/Jurisdiction.    This Agreement shall be governed by and construed and interpreted in accordance with the laws of Minnesota without reference to principles of conflict of laws.

        Please acknowledge your acceptance of the terms of this Agreement by executing below and returning a copy to DFS.

DEPARTMENT 56, INC.
By:
Name:
Title:
Accepted:
[Name]

4

[Department 56, Inc. Letterhead]

[Date]

[Name of Officer]
[Address]

Dear ________________________:

        In recognition of your contributions to Department 56, Inc. ("DFS" or the "Company") and the Company's desire to assure your continued services in your current position in the event of a pending or actual Change in Control (as defined) of DFS, the Company's Board of Directors is pleased to offer you the Change of Control protection outlined in this letter agreement ("Agreement").

        1.    Term Of Agreement.    The Term of this Agreement shall commence on the date of this letter (the "Effective Date") and end on the third anniversary of such date (the "Original Term"). The Original Term shall be automatically renewed for successive one-year terms (the "Renewal Terms") unless at least 180 days prior to the expiration of the Original Term or any Renewal Term, either of us notifies the other in writing that you or we are electing to terminate this Agreement at the end of the then current Term. "Term" shall mean the Original Term and all Renewal Terms. If a Change in Control occurs during the Term, the Term shall not expire earlier than two years from the date of the Change in Control.

        2.    Entitlement to Severance Benefits.

          (a)    Cash Severance Benefit.    In the event your employment terminates (a "Termination") (1) for any reason whatsoever (other than due to death, disability, retirement, or an involuntary termination for Cause) within one year following an Unapproved Change in Control or (2) without Cause or for Good Reason (other than due to death, disability or retirement), in either case within two years following an Approved Change in Control, you shall be entitled to receive the sum of the following, payable in a cash lump sum no later than 15 days after the Termination date: (i) Base Salary through the Termination date; (ii) an amount equal to 150% of the sum of (x) your Base Salary; plus (y) the highest annual cash bonus earned by you during the most recent 3 years, and (iii) pro rata annual incentive award at target for the year in which the Termination occurs.

          (b)    Other Severance Benefits.    In addition to the benefits provided in Section 2(a), you shall also be entitled to the following: (i) elimination of all restrictions on any restricted or deferred stock awards outstanding on the Termination date; (ii) immediate vesting of all outstanding stock options and the right to exercise such stock options for 24 months (or the remainder of the exercise period, if less); (iii) immediate vesting of all restricted or deferred stock awards and non-qualified retirement benefits; (iv) continued participation in all DFS welfare benefit plans at the same benefit level at which you were participating on the Termination date for a period of 24 months unless and until the date or dates you receive substantially equivalent coverage from a subsequent employer.

          (c)    Section 280(G) Gross-Up Protection.    In the event you become entitled to payments, all or a portion of which become subject to tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") (or any other similar tax, but not income tax of any nature)("Excise Tax"), DFS shall pay you an additional amount ("Gross-Up Payment") such that the amount retained by you after reduction for any Excise Tax (including penalties or interest thereon) equals the amount to be paid to you by DFS hereunder prior to the imposition of such Excise Tax ("Total Payments"), provided that in the event the amount to be retained after imposition of the Excise tax is equal to or exceeds 80% of the Total Payments, no such Gross-Up payment shall be made to you by DFS. The amount of the Gross-Up Payment shall be calculated by DFS' independent auditors. In the event that such Gross-Up Payment is finally determined to be less than the amount of any Excise Tax, DFS shall pay an additional amount to you in respect of such deficiency (including any interest and penalties). In the event that such Gross-Up Payment is finally determined to exceed the amount of any Excise Tax, you must promptly repay the entire amount of such excess Gross-Up Payment to DFS.

          (d)    No Mitigation; No Offset.    In the event of any Termination, you shall be under no obligation to seek other employment; and no amounts due to you under this Agreement shall be subject to offset due to any remuneration attributable to subsequent employment that you may obtain.

          (e)    Exclusivity of Severance Payments; Release.    Except as provided in this Section 2, upon any Termination of your employment during the Term, you shall not be entitled to any severance payments or severance benefits from DFS or any payments by DFS on account of any claim by you of wrongful termination, including claims under any federal, state or local human and civil rights or labor laws. Termination payments and benefits made to you are conditioned upon your execution of a release agreement, in a form reasonably satisfactory to DFS, releasing any and all claims arising out of your employment (other than enforcement of this Agreement), any rights under DFS's incentive compensation and employee benefit plans, and any claim for any non-employment related tort for personal injury.

        3.    Definitions.    For purposes of this Agreement, the following terms shall have the meanings ascribed to them.

          (a)  An "Approved Change in Control" is any Change in Control that is approved by the DFS Board of Directors in force immediately prior to the Change in Control.

          (b)  "Base Salary" means the annualized rate of pay in effect on the Termination date, provided that if a reduction in Base Salary is the basis for a Termination for Good Reason, then "Base Salary" shall mean the rate of pay in effect immediately prior to such reduction.

          (c)  "Cause" shall exist if: (i) you are convicted of, or plead nolo contendere to, any felony which materially and adversely impacts DFS' financial condition or reputation, (ii) you engage in conduct that constitutes willful gross neglect or willful gross misconduct in carrying out your duties which materially and adversely impacts DFS' financial condition or reputation, or (iii) you violate Section 4 of this Agreement.

          (d)  A "Change in Control" shall be deemed to occur upon any of the following: (i) acquisition by any one "person" (as such term is defined in §3(a)(9) of the Securities and Exchange Act of 1934, as amended, and used in §13(d) and 14(d) thereof, including "group" as defined in §13(d) thereof) of 20% or more of DFS' voting shares, (ii) directors elected to the Board over any 24 month period not nominated by the DFS Nominating Committee represent 30% or more of the total number of directors constituting the Board at the beginning of the period (for these purposes, a director "not nominated by the DFS Nominating Committee" shall include, without limitation, any individual(s) whose nomination results from an actual or threatened proxy contest or whose initial assumption of office as a director occurs as a result of an actual or threatened proxy contest or other actual or threatened solicitation or execution of proxies or consents by or on behalf of any "person(s)" other than the Company or the Board); (iii) any merger, consolidation or other corporate combination upon the completion of which DFS shares do not represent more than 50% of the combined voting power of the resulting entity; and (iv) upon the sale of all or substantially all of the consolidated assets of DFS, other than a distribution to shareholders.

          (e)  "Confidential Information" shall mean all information concerning the business of DFS relating to any of their products, product development, trade secrets, customers, suppliers, finances, and business plans and strategies. Excluded from the definition of "Confidential Information" is information (i) that is or becomes part of the public domain, other than through your breach of this Agreement, or (ii) regarding DFS' business or industry properly acquired by you in the course of your career as an employee in DFS' industry and independent of your employment by DFS. For this purpose, information known or available generally within the trade or industry of DFS shall be deemed to be known or available to the public.

          (f)    "Good Reason" shall mean your termination of your employment based upon one or more of the following events (except as a result of a prior termination): (i) any material change in your position or responsibilities or assignment of duties materially inconsistent with your status prior to the Change of Control; (ii) any decrease in your Base Salary or target annual incentive; (iii) any breach of the terms of this Agreement by DFS after receipt of written notice from you and a reasonable opportunity to cure such breach; (iv) DFS fails to obtain any successor entity's assumption of its obligations to you hereunder; or (v) upon relocation of you to a location more than 50 miles from our current headquarters.

          (g)  An "Unapproved Change in Control" is any Change in Control that is not approved by the DFS Board of Directors in force immediately prior to the Change in Control.

        4.    Non-Disclosure; Non-Solicitation; Non-Disparagement.

          (a)  During the Term and thereafter, you shall not, without DFS' prior written consent disclose to anyone (except in good faith in the ordinary course of business) or make use of any Confidential Information except in the performance of your duties hereunder or when required to do so by law. In the event that you are so ordered, you shall give prompt written notice to DFS sufficient to allow DFS the opportunity to object to or otherwise resist such order.

          (b)  During the Term and for a period of 24 months thereafter, you shall not, without DFS' prior written consent, solicit for employment, whether directly or indirectly, any person who at the time is employed by DFS or any affiliate.

          (c)  You agree that, during the Term and thereafter (including following any Termination for any reason) you will not make statements or representations, or otherwise communicate, directly or indirectly, in writing, orally, or otherwise, or take any action which may, directly or indirectly, disparage or be damaging to DFS or its respective officers, directors, employees, advisors, businesses or reputations. Notwithstanding the foregoing, nothing in this Agreement shall preclude you from making truthful statements or disclosures that are required by applicable law, regulation or legal process.

        5.    Resolution of Disputes.    Any controversy or claim arising out of or relating to this Agreement or any breach or asserted breach hereof shall be resolved by binding arbitration, to be held at an office closest to DFS' principal offices in accordance with the rules and procedures of the American Arbitration Association. Judgment upon the award rendered by the arbitrator(s) may be entered in any court of competent jurisdiction. Pending the resolution of any arbitration or court proceeding, DFS shall continue payment of all amounts and benefits due you hereunder. All reasonable costs and expenses of any arbitration or court proceeding (including fees and disbursements of counsel) shall be promptly paid on your behalf by DFS; provided, however, that no such expense reimbursement shall be made if and to the extent the arbitrator(s) determine(s) that any of your litigation assertions or defenses were in bad faith or frivolous.

        6.    Effect of Agreement on Other Benefits.    Except as specifically provided in this Agreement, the existence of this Agreement shall not be interpreted to prohibit or restrict your participation in any other employee benefit or other plans or programs in which you currently participate.

        7.    Not an Employment Agreement.    This Agreement is not a contract of employment between you and DFS. DFS may terminate you at any time, subject to the terms of any employment agreement between you and DFS that may then be in effect.

        8.    Assignability; Binding Nature.    This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, heirs (as applies to you) and permitted assigns. DFS agrees that in the event of a sale or transfer of assets, it shall take whatever action it legally can to cause such assignee or transferee to expressly assume DFS's liabilities, obligations and duties hereunder.

        9.    Governing Law/Jurisdiction.    This Agreement shall be governed by and construed and interpreted in accordance with the laws of Minnesota without reference to principles of conflict of laws.

        Please acknowledge your acceptance of the terms of this Agreement by executing below and returning a copy to DFS.

DEPARTMENT 56, INC.
By:
Name:
Title:
Accepted:
[Name]

[Department 56, Inc. Letterhead]

[Date]

Dear Ms. Engel:

        In recognition of your contributions to Department 56, Inc. ("DFS" or the "Company") and the Company's desire to assure your continued services in your current position in the event of a pending or actual Change in Control (as defined) of DFS, the Company's Board of Directors is pleased to offer you the Change of Control protection outlined in this letter agreement ("Agreement").

        1.    Term Of Agreement.    The Term of this Agreement shall commence on the date of this letter (the "Effective Date") and end on the third anniversary of such date (the "Original Term"). The Original Term shall be automatically renewed for successive one-year terms (the "Renewal Terms") unless at least 180 days prior to the expiration of the Original Term or any Renewal Term, either of us notifies the other in writing that you or we are electing to terminate this Agreement at the end of the then current Term. "Term" shall mean the Original Term and all Renewal Terms. If a Change in Control occurs during the Term, the Term shall not expire earlier than two years from the date of the Change in Control.

        2.    Entitlement to Severance Benefits.

          (a)    Cash Severance Benefit.    In the event your employment terminates (a "Termination") or for any reason whatsoever (other than due to death, disability, retirement, or an involuntary termination for Cause) within one year following a Change in Control, you shall be entitled to receive the sum of the following, payable in a cash lump sum no later than 15 days after the Termination date: (i) Base Salary through the Termination date; (ii) an amount equal to 299% of the sum of (x) your Base Salary; plus (y) the maximum annual cash bonus for which you are eligible in the year of the Change in Control, and (iii) pro rata annual incentive award at target for the year in which the Termination occurs.

          (b)    Other Severance Benefits.    In addition to the benefits provided in Section 2(a), you shall also be entitled to the following: (i) elimination of all restrictions on any restricted or deferred stock awards outstanding on the Termination date; (ii) immediate vesting of all outstanding stock options and the right to exercise such stock options for 36 months (or the remainder of the exercise period, if less); (iii) immediate vesting of all restricted or deferred stock awards and non-qualified retirement benefits; (iv) continued participation in all DFS welfare benefit plans at the same benefit level at which you were participating on the Termination date for a period of 36 months unless or until the date or dates you receive substantially equivalent coverage from a subsequent employer; and (v) reimbursement of all expenses relating to your relocation to New York City, including without limitation, an amount equal to the difference, if any, of (1) the tax basis of your primary residence located in the Minneapolis-St. Paul metropolitan area minus (2) the net proceeds you receive relating to the sale of such primary residence.

          (c)    Section 280(G) Gross-Up Protection.    In the event you become entitled to payments which become subject to tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") (or any other similar tax, but not income tax of any nature)("Excise Tax"), DFS shall pay you an additional amount ("Gross-Up Payment") such that the amount retained by you after reduction for any Excise Tax (including penalties or interest thereon) equals the amount to be paid to you hereunder prior to the imposition of such Excise Tax. The amount of the Gross-Up Payment shall be calculated by DFS' independent auditors. In the event that such Gross-Up Payment is ultimately determined to be less than the amount of any Excise Tax, DFS shall pay an additional amount to you in respect of such deficiency (including any interest and penalties). In the event that such Gross-Up Payment is ultimately determined to exceed the amount of any Excise Tax, you must promptly repay the entire amount of such excess Gross-Up Payment to DFS.

          (d)    No Mitigation; No Offset.    In the event of any Termination, you shall be under no obligation to seek other employment; and no amounts due to you under this Agreement shall be subject to offset due to any remuneration attributable to subsequent employment that you may obtain.

          (e)    Exclusivity of Severance Payments; Release.    Except as provided in this Section 2, upon any Termination of your employment during the Term, you shall not be entitled to any severance payments or severance benefits from DFS or any payments by DFS on account of any claim by you of wrongful termination, including claims under any federal, state or local human and civil rights or labor laws. Termination payments and benefits made to you are conditioned upon your execution of a release agreement, in a form reasonably satisfactory to DFS, releasing any and all claims arising out of your employment (other than enforcement of this Agreement), any rights under DFS's incentive compensation and employee benefit plans, and any claim for any non-employment related tort for personal injury.

        3.    Definitions.    For purposes of this Agreement, the following terms shall have the meanings ascribed to them.

          (a)  "Base Salary" means the annualized rate of pay in effect on the Termination date, provided that if a reduction in Base Salary is the basis for a Termination for Good Reason, then "Base Salary" shall mean the rate of pay in effect immediately prior to such reduction.

          (b)  "Cause" shall exist if: (i) you are convicted of, or plead nolo contendere to, any felony which materially and adversely impacts DFS' financial condition or reputation, (ii) you engage in conduct that constitutes willful gross neglect or willful gross misconduct in carrying out your duties which materially and adversely impacts DFS' financial condition or reputation, or (iii) you violate Section 4 of this Agreement.

          (c)  A "Change in Control" shall be deemed to occur upon any of the following: (i) acquisition by any one "person" (as such term is defined in §3(a)(9) of the Securities and Exchange Act of 1934, as amended, and used in §13(d) and 14(d) thereof, including "group" as defined in §13(d) thereof) of 20% or more of DFS' voting shares; (ii) directors elected to the Board over any 24 month period not nominated by the DFS Nominating Committee represent 30% or more of the total number of directors constituting the Board at the beginning of the period (for these purposes, a director "not nominated by the DFS Nominating Committee" shall include, without limitation, any individual(s) whose nomination results from an actual or threatened proxy contest or whose initial assumption of office as a director occurs as a result of an actual or threatened proxy contest or other actual or threatened solicitation or execution of proxies or consents by or on behalf of any "person(s)" other than the Company or the Board); (iii) any merger, consolidation or other corporate combination upon the completion of which DFS shares do not represent more than 50% of the combined voting power of the resulting entity; and (iv) upon the sale of all or substantially all of the consolidated assets of DFS, other than a distribution to shareholders.

          (d)  "Confidential Information" shall mean all information concerning the business of DFS relating to any of their products, product development, trade secrets, customers, suppliers, finances, and business plans and strategies. Excluded from the definition of "Confidential Information" is information (i) that is or becomes part of the public domain, other than through your breach of this Agreement, or (ii) regarding DFS' business or industry properly acquired by you in the course of your career as an employee in DFS' industry and independent of your employment by DFS. For this purpose, information known or available generally within the trade or industry of DFS shall be deemed to be known or available to the public.

        4.    Non-Disclosure; Non-Solicitation; Non-Disparagement.

          (a)  During the Term and thereafter, you shall not, without DFS' prior written consent disclose to anyone (except in good faith in the ordinary course of business) or make use of any

2

  Confidential Information except in the performance of your duties hereunder or when required to do so by law. In the event that you are so ordered, you shall give prompt written notice to DFS sufficient to allow DFS the opportunity to object to or otherwise resist such order.

          (b)  During the Term and for a period of 24 months thereafter, you shall not, without DFS' prior written consent, solicit for employment, whether directly or indirectly, any person who at the time is employed by DFS or any affiliate.

          (c)  You agree that, during the Term and thereafter (including following any Termination for any reason) you will not make statements or representations, or otherwise communicate, directly or indirectly, in writing, orally, or otherwise, or take any action which may, directly or indirectly, disparage or be damaging to DFS or its respective officers, directors, employees, advisors, businesses or reputations. Notwithstanding the foregoing, nothing in this Agreement shall preclude you from making truthful statements or disclosures that are required by applicable law, regulation or legal process.

        5.    Resolution of Disputes.    Any controversy or claim arising out of or relating to this Agreement or any breach or asserted breach hereof shall be resolved by binding arbitration, to be held at an office closest to DFS' principal offices in accordance with the rules and procedures of the American Arbitration Association. Judgment upon the award rendered by the arbitrator(s) may be entered in any court of competent jurisdiction. Pending the resolution of any arbitration or court proceeding, DFS shall continue payment of all amounts and benefits due you hereunder. All reasonable costs and expenses of any arbitration or court proceeding (including fees and disbursements of counsel) shall be promptly paid on your behalf by DFS; provided, however, that no such expense reimbursement shall be made if and to the extent the arbitrator(s) determine(s) that any of your litigation assertions or defenses were in bad faith or frivolous.

        6.    Effect of Agreement on Other Benefits.    Except as specifically provided in this Agreement, the existence of this Agreement shall not be interpreted to prohibit or restrict your participation in any other employee benefit or other plans or programs in which you currently participate.

        7.    Not an Employment Agreement.    This Agreement is not a contract of employment between you and DFS. DFS may terminate you at any time, subject to the terms of any employment agreement between you and DFS that may then be in effect.

        8.    Assignability; Binding Nature.    This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, heirs (as applies to you) and permitted assigns. DFS agrees that in the event of a sale or transfer of assets, it shall take whatever action it legally can to cause such assignee or transferee to expressly assume DFS's liabilities, obligations and duties hereunder.

        9.    Governing Law/Jurisdiction.    This Agreement shall be governed by and construed and interpreted in accordance with the laws of Minnesota without reference to principles of conflict of laws.

        Please acknowledge your acceptance of the terms of this Agreement by executing below and returning a copy to DFS.

DEPARTMENT 56, INC.
By:
Name:
Title:
Accepted:
Susan E. Engel

3